Exhibit 10.6

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

Principal Life Insurance Company, Raleigh, NC 27612

A member of the Principal Financial Group®

THE EXECUTIVE NONQUALIFIED “EXCESS” PLAN

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by Isle of Capri Casinos, Inc. (the “Company”) of the Executive Nonqualified Excess Plan (“Plan”).

WITNESSETH:

WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6	Committee:		The duties of the Committee set forth in the Plan shall be satisfied by:

	☐	(a)	Company

	☐	(b)	The administrative committee appointed by the Board to serve at the pleasure of the Board.

	☐	(c)	Board.

	☒	(d)	Other (specify): The Compensation Committee of the Board, which shall act as administrator of this plan.

2.8	Compensation:		The “Compensation” of a Participant shall mean all of a Participant’s:

	☒	(a)	Base salary.

	☒	(b)	Service Bonus.

	☒	(c)	Performance-Based Compensation earned in a period of 12 months or more.

	☐	(d)	Commissions.

	☐	(e)	Compensation received as an Independent Contractor reportable on Form 1099.

	☐	(f)	Other:

2.9	Crediting Date:		The Deferred Compensation Account of a Participant shall be credited as follows:

Participant Deferral Credits at the time designated below:

	☐	(a)	The last business day of each Plan Year.

	☐	(b)	The last business day of each calendar quarter during the Plan Year.

	☐	(c)	The last business day of each month during the Plan Year.

	☐	(d)	The last business day of each payroll period during the Plan Year.

	☐	(e)	Each pay day as reported by the Employer.

	☒	(f)	On any business day as specified by the Employer.

Employer Credits at the time designated below:

	☒	(a)	On any business day as specified by the Employer.

2.13	Effective Date:

	☐	(a)	This is a newly-established Plan, and the Effective Date of the Plan is .

	☒	(b)

This is an amendment and restatement of a plan named Isle of Capri Casinos, Inc. 2005 Deferred Compensation Plan with an effective date of June 1, 1995 and January 1, 2005. The Effective Date of this amended and restated Plan is March 31, 2014.

☒ (i) All amounts in Deferred Compensation Accounts shall be subject to the provisions of this amended and restated Plan.

☐ (ii) Any Grandfathered Amounts shall be subject to the Plan rules in effect on October 3, 2004.

2.20	Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

	☐	(a)	Age .

	☐	(b)

The later of age     or the            anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

	☒	(c)	Other: N/A

2.23	Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	EIN

Isle of Capri Casinos, Inc.	41-1659606

2.26	Plan: The name of the Plan is

Isle of Capri Casinos, Inc. Amended and Restated Deferred Compensation Plan

2.28	Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30	Seniority Date: The date on which a Participant has:

	☐	(a)	Attained age .

	☐	(b)	Completed Years of Service from First Date of Service.

	☐	(c)	Attained age and completed Years of Service from First Date of Service.

	☒	(d)	Not applicable distribution elections for Separation from Service are not based on Seniority Date

4.1                               Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

☒	(a)	Base salary:

		minimum deferral:	%

		maximum deferral:	100%

☒	(b)	Service Bonus:

		minimum deferral:	%

		maximum deferral:	100%

☒	(c)	Performance-Based Compensation:

		minimum deferral:	%

		maximum deferral:	100%

☐	(d)	Commissions:

		minimum deferral:	%

		maximum deferral:	%

☐	(e)	Form 1099 Compensation:

		minimum deferral:	%

		maximum deferral:	%

☐	(f)	Other:

		minimum deferral:	%

		maximum deferral:	%

☐	(g)	Participant deferrals not allowed.

4.2	Employer Credits: Employer Credits will be made in the following manner:

	☒	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

☒ (i) An amount determined each Plan Year by the Employer.

☐ (ii) Other: .

	☐	(b)	Other Employer Credits: The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

☐ (i) An amount determined each Plan Year by the Employer.

☐ (ii) Other: .

	☐	(c)	Employer Credits not allowed.

5.2	Disability of a Participant:

	☒	(a)	A Participant’s becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.

	☐	(b)	A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3                               Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

	☐	(a)	An amount to be determined by the Committee.

	☒	(b)	No additional benefits.

5.4	In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

	☒	(a)	In-Service Accounts are allowed with respect to:

			☐	Participant Deferral Credits only.

			☐	Employer Credits only.

			☒	Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:

			☒	Single lump sum payment.

			☒	Annual installments over a term certain not to exceed 5 years.

Education Accounts are allowed with respect to:

			☐	Participant Deferral Credits only.

			☐	Employer Credits only.

			☐	Participant Deferral and Employer Credits.

Education Accounts distributions may be made in the following manner:

			☐	Single lump sum payment.

			☐	Annual installments over a term certain not to exceed years.

If applicable, amounts not vested at the time payments due under this Section cease will be:

			☐	Forfeited

			☒	Distributed at Separation from Service if vested at that time

	☐	(b)	No In-Service or Education Distributions permitted.

5.5	Change in Control Event:

	☐	(a)	Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.

	☒	(b)	A Change in Control shall not be a Qualifying Distribution Event.

5.6	Unforeseeable Emergency Event:

	☒	(a)	Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.

	☐	(b)	An Unforeseeable Emergency shall not be a Qualifying Distribution Event

6. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

☐	(a)	Normal Retirement Age.

☐	(b)	Death.

☐	(c)	Disability.

☐	(d)	Change in Control Event

☒	(e)	Satisfaction of the vesting requirement as specified below:

	☒	Employer Discretionary Credits:

		☐	(i)	Immediate 100% vesting.

		☐	(ii)	100% vesting after Years of Service.

		☐	(iii)	100% vesting at age .

		☒	(iv)	Other: Immediate 100% vesting unless otherwise specified by the employer at the time of credit.

		☐	(v)	Number of Years	Vested
				of Service	Percentage

Less than 1%
1%
2%
3%
4%
5%
6%
7%
8%
9%
				10 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

		☐	(1)	First Day of Service.

		☐	(2)	Effective Date of Plan Participation.

		☐	(3)

Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

☐	Other Employer Credits:

	☐	(i)	Immediate 100% vesting.

	☐	(ii)	100% vesting after Years of Service.

	☐	(iii)	100% vesting at age .

	☐	(iv)	Number of Years	Vested
			of Service	Percentage

Less than 1%
1%
2%
3%
4%
5%
6%
7%
8%
9%
			10 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

	☐	(1)	First Day of Service.

	☐	(2)	Effective Date of Plan Participation.

	☐	(3)

Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

7.1          Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

(a)	Separation from Service (Seniority Date is Not Applicable)

	☐	(i)	A lump sum.

	☐	(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

(b)	Separation from Service prior to Seniority Date (If Applicable)

	☒	(i)	A lump sum.

	☒	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

	☐	(iii)	Not Applicable

(c)	Separation from Service on or After Seniority Date (If Applicable)

	☒	(i)	A lump sum.

	☒	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 10 years.

	☐	(iii)	Not Applicable

(d)	Separation from Service Upon a Change in Control Event

	☐	(i)	A lump sum.

(e)	Death

	☐	(i)	A lump sum.

	☒	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 5 years.

(f)	Disability

	☐	(i)	A lump sum.

	☒	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 5 years.

	☐	(iii)	Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

	☐	Forfeited

	☐	Distributed at Separation from Service if vested at that time

	(g)	Change in Control Event

		☐	(i)	A lump sum.

		☒	(ii)	Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

		☐	Forfeited

		☐	Distributed at Separation from Service if vested at that time

7.4		De Minimis Amounts.

		☒	(a)

Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $ 10,000. In addition, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan

		☐	(b)

There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan.

10.1	Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

		☒	(a)	Company.

		☐	(b)	Employer or Participating Employer who employed the Participant when amounts were deferred.

14.          Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 12.2 of the Plan shall be amended to read as provided in attached Exhibit              .

		☐	There are no amendments to the Plan.

17.9        Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of Missouri, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

Isle of Capri Casinos, Inc.
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

The Plan is adopted by the following Participating Employers:

St. Charles Gaming Company, Inc.
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

IOC-Kansas Cit, Inc.
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

IOC-Boonville, Inc.
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

IOC Lula, Inc.
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

IOC-Natchez, Inc.
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

Isle of Capri Marquette, Inc.
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

Isle of Capri Bettendorf, LLC
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

PPI, Inc.
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

CCSC/Blackhawk, Inc.
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

IOC-PA, LLC
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

Cape Girardeau LLC
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

IOC Caruthersville, LLC
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

IOC Black Hawk County, Inc.
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

Rainbow Casino-Vicksburg Partnership LP
Name of Employer

By:	/s/ Sarah Jackson
Authorized Person
Date:	9/8/14

ISLE OF CAPRI CASINOS, INC.

EXECUTIVE NONQUALIFIED EXCESS PLAN

AMENDMENT

(Domestic Relations Order)

Whereas, Isle of Capri Casinos, Inc. maintains the Executive Nonqualified Excess Plan, most recently amended and restated in the form of an adoption agreement and related plan document, each sponsored and provided by the Principal Financial Group (the “Plan”), which plan is intended to be a nonqualified deferred compensation plan subject to the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Plan”);

Whereas, Section 9.2 of the Plan permits amendment by the Compensation Committee of the Company at any time (the “Committee”)

Now, Therefore, Section 12.2 of the Plan shall be replaced, to read in its entirety as follows:

“Domestic Relations Orders. Notwithstanding any provision of the Plan to the contrary, the Committee is authorized to comply with any court order purporting to be a “domestic relations order” within the meaning of Code Section 414(p)(1)(B) in any action in which the Plan or the Committee has been named as a party, including any action involving a determination of the rights or interests in a Participant’s benefits under the Plan. In accordance with the foregoing, the Committee shall interpret this provision in a manner that is consistent with Code Section 409A law and shall interpret any court order to determine if it meets the requirements of Code Section 414(p)(1)(B). To the extent the Committee deems a court order to be a “domestic relations order,” payment pursuant to the order shall be made at the time directed therein and in the form of a single-sum payment. Nothing herein shall prohibit the Committee from establishing procedures for determining whether an order is an approved domestic relations order.”

This Amendment to the Plan was executed by the Company’s Senior Vice President, Human Resources pursuant to the authority delegated to him by the Committee, to be effective as of the date set forth below.

/s/ Sarah Jackson
Senior Vice President, Human Resources
Date: March 31, 2014